SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): August 6, 2002 (July 30, 2002)


                            ONLINE POWER SUPPLY, INC.
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              Exact Name of Registrant as Specified in its Charter)

           Nevada                      00-29669                 84-1176494
-----------------------------    ---------------------     ---------------------
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
      of incorporation)                                     Identification No.)



     8100 South Akron, Suite 308
     Englewood, Colorado                                         80112
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     (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (303) 741-5641


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)




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ITEM 5.   OTHER EVENTS

     In the Form 8-K Report dated June 11, 2002 OnLine Power Supply, Inc. ("OPS"), reported that the backlog of orders from its major customer for the power factor corrected module ("PFC"), was $1,600,000 at June 6, 2002 (for deliveries scheduled through July 31, 2002), representing an increase from $928,000 at May 15, 2002 (for deliveries through June 30, 2002).

     OPS now reports that since July 30, 2002, additional orders for the PFC have been received, which brings the total backlog of orders to $2,000,000. A 30-day delay in production occurred due to a failed component. A new vendor for the part has been obtained, and full scale production has resumed. Production will be caught up and all back ordered units will be shipped to customers by the end of September 2002. The production problem has been remedied to the satisfaction of the customer.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ONLINE POWER SUPPLY, INC.


Dated: August 6, 2002                        By:   /s/  Glenn M. Grunewald
                                                 -------------------------------
                                                 GLENN M. GRUNEWALD,
                                                 Chief Executive Officer



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